• • • • • •

1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 • •

0.38% 0.40% 0.42% 0.48% 0.47% 0.31% 0.30% 0.29% 0.30% 0.30% 4Q23 1Q24 2Q24 3Q24 4Q24 • • • • • • • 1.51% 1.62% 1.66% 1.67% 1.67% 1.64% 1.70% 1.97% 1.97% 1.95% 1.93% 1.88% CECL Day 1 4Q23 1Q24 2Q24 3Q24 4Q24

• • • • • • • • • • • • •

• • • • • • • • • • • • • •

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Huntington

2025 RBC Capital Markets Financial Institutions Conference

March 5, 2025

Disclaimer

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

The information contained or incorporated by reference in this presentation contains certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, believe, intend, estimate, plan, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the OCC, Federal Reserve, FDIC, and CFPB; and other factors that may affect the future results of Huntington. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website http://www.huntington.com, under the heading “Publications and Filings” and in other documents Huntington files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Key Messages | Investor Day

1. **Culture, Purpose,** and **Vision** Delivered with a Differentiated Operating Model

2. **Scaled** and **Diversified** Franchise

3. **Multiple Revenue Growth Levers** in Regional and National Businesses

4. **Position of Strength** with Rigorous Risk Management

5. Disciplined Execution Driving **Top Quartile Performance**

Our Vision

To Be the Leading
People-First, Customer-Centered
Bank in the Country

Key Guiding Attributes

- Be the most **Trusted** financial institution
- Enhance most **Caring** and **Inclusive Culture**
- Be an **Indispensable Partner** for customers
- Deliver **Value** through commitment to top-quartile core performance

2025 Management Focus

Executing Organic Growth

- Delivering differentiated loan and deposit growth
- Continuing to acquire and deepen primary bank relationships, inclusive of value-added fee revenues, loans, and deposits

Drive Revenue

- Driving Net Interest Income higher supported by balance sheet growth and a stable margin
- Powering fee revenue growth across payments, wealth management, and capital markets

Rigorous Risk Management

- Maintaining disciplined focus on credit through the cycle aligned with our aggregate moderate-to-low risk appetite
- New initiative growth avenues aligned with risk appetite

Peer Leading Organic Growth

Loans
(EOP)


+7.3% Huntington
+10 ppt
-2.8% Peer Median[1]
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

Deposits
(EOP)


+11.8% Huntington
+10 ppt
+1.4% Peer Median[1]
1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24

FY24 Loan Growth (Average)

Net Loan Growth QoQ


$0.7
$0.4
$0.4
($0.0)
1Q24
$1.4
$1.3
$0.5
($0.4)
2Q24
$1.1
$0.8
$0.7
($0.4)
3Q24
$3.7
$3.1
$1.1
($0.5)
4Q24
Core
New Initiatives[2]
CRE

Components of Loan Growth


New Initiatives
Core
39%
61%

- New initiatives contributed to 39% of FY24 loan growth
- New initiatives collectively exceeded plan

Asset Quality and Reserve | Top Tier Reserve Profile

Disciplined Client Selection and Underwriting

Consumer – 44% of total loans

- Prime, super-prime focus with ~770 weighted average FICO
- Over 95% of book is secured (Residential Mortgage, Home Equity, Auto)

Commercial – 56% of total loans

- Breadth of industry verticals and diverse geographic footprint supported by disciplined client selection
- CRE concentration is lowest quartile[2] (8.5% of total loans) supported by highest quartile[2] reserve (4.3%)
  - Multifamily: 3.4% of total loans
  - Industrial: 1.2% of total loans
  - Office: 1.2% of total loans

Consistent Top-tier Credit Performance

Net Charge-off Ratio[1]



0.38%
0.40%
0.42%
0.48%
0.47%
Peer Median
2nd & 3rd Quartile
0.31%
0.30%
0.29%
0.30%
0.30%
Huntington
4Q23
1Q24
2Q24
3Q24
4Q24

Allowance for Credit Losses (ACL) % of Loans[1]



1.70%
1.97%
1.97%
1.95%
1.93%
1.88%
Huntington
1.51%
1.62%
1.66%
1.67%
1.67%
1.64%
Peer Median
CECL Day 1
4Q23
1Q24
2Q24
3Q24
4Q24

Driving Increasing Fee Income and Profitability

Noninterest Income ($M)

Strategic Value
- Deepen customer relationships
- Differentiated advice and expertise

Financial Value
- High ROE
- Recurring revenues



7%+ CAGR
$1,889
$2,040
All Other
Payments
Wealth Mgmt.
Capital Mkts
2021
2024
2027E

Payments
- Adding new capabilities / revenue levers
- Deepening customer penetration
- Continually offering new services

2030 Goal
9%+ CAGR

Wealth Management
- Leading with advice and guidance
- Expanding advisory relationships
- Gathering AUM with a focus on planning

2030 Goal
10%+ CAGR

Capital Markets
- Supporting commercial banking activities
- Deepening Capstone advisory
- Leveraging platform to grow new businesses

2030 Goal
11%+ CAGR

Growth of fees as a % of total revenue supports strong ROTCE

Payments| Driving Growth in Card & TM

Treasury Management

- TM penetration continues to increase through deepening efforts
- Vertically aligned segment specific solutions and expertise
- Embedding into client workflows
- Accelerating customer centered innovation and leveraging strategic partnerships

Commercial Payments Revenues (Inc. TM)


10% CAGR
4Q22
4Q24

2030 Goal

10%+ CAGR
TM Fee Growth[1]

Card

- Sustained volume growth across debit card franchise & deeper penetration of credit card
- Launched secured card 1Q24
- #1 customer trust ranking[2]
- #3 MasterCard Debit Issuer
- Top 3 in unaided brand awareness in core markets[3]

Credit Card Acquisition[4]


+82%
4Q22
4Q24

2030 Goal

12%+ CAGR
Credit Card Revenue

Merchant Acquiring

>4X
Revenue Growth


25%+ CAGR
$32M
2024
2030E

- Brought operating model in-house 4Q24
- Enhancing customer experience
- Deepening customer relationships
- Embedding seamlessly with additional banking product sets
- Realizing significant opportunity across regional banking and middle market customers

9%+ Payments Revenue CAGR Through 2030

2025 Management Focus

Executing Organic Growth

Drive Revenue

Rigorous Risk Management

Powering PPNR expansion through 2025

Notes

Slide 6:

(1) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION
(2) New initiatives include North and South Carolina, Texas, Fund Finance, Healthcare Asset-based Lending, Native American Financial Services

Slide 7:

(1) Source: S&P Global Market Intelligence and filings - Peers include CFG, CMA, FITB, KEY, MTB, PNC, RF, TFC, USB, ZION
(2) Source: Company 2024 Annual Report on Form 10Ks. Includes publicly listed US-based banks with >$50 billion in assets as of 4Q24 if data was available for both the CRE concentration and CRE reserve ratio. Excludes BHC's primarily classified as card issuers.

Slide 9:

(1) Includes revenue growth from new merchant operating model
(2) 2025 Greenwich Awards, including for U.S. Small Business and Middle Market Banking. For Greenwich Awards, visit greenwich.com
(3) Peers include FITB, PNC, USB, KEY
(4) Credit Card Acquisition new accounts per year